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                                                                   EXHIBIT 10.1

                              Employment Agreement
                                     Between
                         The Southern Banc Company, Inc.
                               and Gates B. Little

                                 2001 Amendment
                                 --------------

          WHEREAS, The Southern Banc Company, Inc. (the "Company") has entered into an Employment Agreement (the "Agreement") with Gates B. Little (the "Employee"); and

          WHEREAS, the Board of Directors of the Company (the "Board") and the Employee have determined that it is appropriate to amend the Agreement to redefine the Employee's position with the Company.

          NOW, THEREFORE, the Agreement shall be amended as follows, effective immediately.

          1. The first sentence in Section 1 sha1l be amended by replacing "Vice President" with "President and Chief Executive Officer."

          2. Nothing contained herein sha1l be held to alter, vary or otherwise affect any of the terms, provisions or conditions of the Agreement other than as stated above.

          WHEREFORE, on this 19th day of April, 2001, the undersigned hereby approve this 2001 Amendment to the Agreement.


                                  THE SOUTHERN BANC COMPANY, INC.

                                   By _________________________________
                                      Its  Secretary


                                      _________________________________
                                                        Gates B. Little